EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the 2010 Swift Mandatory Common Exchange Security Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the 2010 Swift Mandatory Common Exchange Security Trust for the six months ended June 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the 2010 Swift Mandatory Common Exchange Security Trust  for the stated period.

/s/ Donald J. Puglisi__________________ Donald J. Puglisi Managing Trustee, 2010 Swift Mandatory Common Exchange Security Trust
Dated: August 15, 2013_______________

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the 2010 Swift Mandatory Common Exchange Security Trust for purposes of Section 18 of the Securities Exchange Act of 1934.